UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2004

Metabasis Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50785	33-0753322
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9390 Towne Centre Drive, Building 300, San Diego, California		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 587-2770

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective December 1, 2004, our board of directors appointed William Rohn as a director of Metabasis Therapeutics, Inc.  Mr. Rohn was appointed to serve as a Class II director, continuing in office until our 2006 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier death, resignation or removal.

A copy of the December 6, 2004 press release announcing Mr. Rohn’s appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(c)           Exhibits.

99.1         Press release of Metabasis Therapeutics, Inc. dated December 6, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METABASIS THERAPEUTICS, INC.

	By:	/s/ John W. Beck
John W. Beck
Vice President of Finance, Chief Financial Officer and Treasurer

Date: December 7, 2004

INDEX TO EXHIBITS

99.1         Press release of Metabasis Therapeutics, Inc. dated December 6, 2004.